EXXON MOBIL CORPORATION					EXHIBIT 99.2

4Q15 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		4Q15	3Q15	2Q15	1Q15	4Q14
Upstream
United States		(538)	(442)	(47)	(52)	1,503
Non-U.S.		1,395	1,800	2,078	2,907	3,965
Total		857	1,358	2,031	2,855	5,468
Downstream
United States		435	487	412	567	(1)
Non-U.S.		916	1,546	1,094	1,100	498
Total		1,351	2,033	1,506	1,667	497
Chemical
United States		520	526	735	605	832
Non-U.S.		443	701	511	377	395
Total		963	1,227	1,246	982	1,227

Corporate and financing		(391)	(378)	(593)	(564)	(622)
Net income attributable to ExxonMobil (U.S. GAAP)		2,780	4,240	4,190	4,940	6,570

Earnings per common share (U.S. GAAP)		0.67	1.01	1.00	1.17	1.56
Earnings per common share
- assuming dilution (U.S. GAAP)		0.67	1.01	1.00	1.17	1.56

Capital and Exploration Expenditures, $M
Upstream
United States		1,615	1,992	2,095	2,120	2,350
Non-U.S.		4,255	4,382	4,651	4,297	6,295
Total		5,870	6,374	6,746	6,417	8,645
Downstream
United States		236	242	266	295	422
Non-U.S.		543	344	361	326	610
Total		779	586	627	621	1,032
Chemical
United States		493	452	570	430	449
Non-U.S.		199	217	258	224	322
Total		692	669	828	654	771
Other		75	41	60	12	16

Total Capital and Exploration Expenditures		7,416	7,670	8,261	7,704	10,464

Exploration Expense Charged to Income, $M
Consolidated	- United States	60	45	40	37	52
	- Non-U.S.	459	278	329	274	484
Non-consolidated - ExxonMobil share	- United States	9	-	-	3	7
	- Non-U.S.	3	2	23	8	49
Exploration Expenses Charged to Income Included Above		531	325	392	322	592

Effective Income Tax Rate, %		13%	32%	45%	33%	32%

Common Shares Outstanding, millions
At quarter end		4,156	4,163	4,169	4,181	4,201
Average - assuming dilution		4,183	4,190	4,200	4,211	4,235

Total Cash and Cash Equivalents, $G1		3.7	4.3	4.4	5.2	4.7

Total Debt, $G		38.7	34.3	33.8	32.8	29.1

Cash Flow from Operations and Asset Sales, $G
Net cash provided by operating activities		4.3	9.2	8.8	8.0	7.5
Proceeds associated with asset sales		0.8	0.5	0.6	0.5	0.2
Cash flow from operations and asset sales		5.1	9.7	9.4	8.5	7.7

[1] Includes restricted cash of $0.0G in 4Q15, $0.0G in 3Q15, $0.1G in 2Q15, $0.1G in 1Q15, and $0.1G in 4Q14.

EXXON MOBIL CORPORATION

4Q15 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	4Q15	3Q15	2Q15	1Q15	4Q14
liquids, bitumen and synthetic oil, kbd
United States	494	468	468	472	473
Canada / South America	452	425	364	368	312
Europe	222	197	199	200	190
Africa	543	531	522	519	519
Asia	722	651	685	678	631
Australia / Oceania	48	59	53	40	57
Total liquids production	2,481	2,331	2,291	2,277	2,182

Natural gas production available for sale, mcfd
United States	3,123	3,094	3,153	3,220	3,371
Canada / South America	241	229	262	310	320
Europe	2,504	1,495	1,718	3,447	3,191
Africa	4	7	8	2	2
Asia	4,103	3,910	4,265	4,282	3,786
Australia / Oceania	628	789	722	567	564
Total natural gas production available for sale	10,603	9,524	10,128	11,828	11,234

Total worldwide liquids and gas production, koebd	4,248	3,918	3,979	4,248	4,054

Refinery throughput, kbd
United States	1,649	1,681	1,702	1,807	1,876
Canada	390	391	373	393	373
Europe	1,483	1,504	1,524	1,473	1,438
Asia Pacific	679	687	539	681	470
Other Non-U.S.	194	194	192	192	192
Total refinery throughput	4,395	4,457	4,330	4,546	4,349

Petroleum product sales, kbd
United States	2,416	2,509	2,548	2,612	2,666
Canada	472	501	486	492	489
Europe	1,530	1,549	1,555	1,536	1,597
Asia Pacific	758	781	695	748	644
Other Non-U.S.	503	448	453	426	449
Total petroleum product sales	5,679	5,788	5,737	5,814	5,845

Gasolines, naphthas	2,330	2,382	2,376	2,363	2,486
Heating oils, kerosene, diesel	1,921	1,908	1,874	1,994	1,926
Aviation fuels	403	433	404	410	405
Heavy fuels	368	372	377	395	371
Specialty products	657	693	706	652	657
Total petroleum product sales	5,679	5,788	5,737	5,814	5,845

Chemical prime product sales, kt
United States	2,565	2,377	2,401	2,321	2,409
Non-U.S.	3,919	3,705	3,677	3,748	3,310
Total chemical prime product sales	6,484	6,082	6,078	6,069	5,719

EXXON MOBIL CORPORATION

4Q15 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	4Q15 vs. 4Q14	4Q15 vs. 3Q15	2015 vs. 2014
Upstream
Prior Period	5,468	1,358	27,548
Realization	-3,750	-840	-18,820
Volume / Mix	100	250	810
Other	-960	90	-2,440
Current Period	857	857	7,101
Downstream
Prior Period	497	2,033	3,045
Margin	610	-860	4,130
Volume / Mix	70	60	-200
Other	170	120	-420
Current Period	1,351	1,351	6,557
Chemical
Prior Period	1,227	1,227	4,315
Margin	-210	-190	590
Volume / Mix	170	80	220
Other	-230	-160	-710
Current Period	963	963	4,418

Upstream Volume Factor Analysis, koebd
Prior Period	4,054	3,918	3,969
Entitlements - Net Interest	-7	3	-20
Entitlements - Price / Spend / Other	185	116	168
Quotas	-	-	-
Divestments	-19	-12	-25
Growth / Other	35	223	5
Current Period	4,248	4,248	4,097

Sources and Uses of Funds, $G	4Q15
Beginning Cash	4.3
Earnings	2.8
Depreciation	4.7
Working Capital / Other	-3.2
Proceeds Associated with Asset Sales	0.8
PP&E Adds / Investments and Advances [1]	-6.0
Shareholder Distributions	-3.6
Debt / Other Financing	3.9
Ending Cash	3.7

1 PP&E Adds / Investments and Advances includes PP&E adds of ($6.1G) and net advances / other of $0.1G.

EXXON MOBIL CORPORATION

4Q15 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	4Q15	3Q15	2Q15	1Q15	4Q14
United States
ExxonMobil
Crude ($/b)	34.36	41.95	54.06	42.20	63.30
Natural Gas ($/kcf)	1.80	2.40	2.31	2.53	3.72

Benchmarks
WTI ($/b)	42.10	46.37	57.84	48.56	73.41
ANS-WC ($/b)	43.67	51.44	62.65	51.95	74.49
Henry Hub ($/mbtu)	2.27	2.77	2.65	2.99	4.04

Non-U.S.
ExxonMobil
Crude ($/b)	36.99	44.91	57.63	47.30	69.49
Natural Gas ($/kcf)	5.80	6.29	6.49	7.53	9.09
European NG ($/kcf)	6.11	6.67	7.06	7.43	8.61

Benchmarks
Brent ($/b)	43.69	50.26	61.92	53.97	76.27

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2015.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.